UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2015

Hubbell Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Waterview Drive, Shelton, Connecticut		06484
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	475 882 4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2015, the Board of Directors of Hubbell Incorporated (the “Company”) appointed, effective June 1, 2015, Kevin A. Poyck, Rodd R. Ruland and Darrin S. Wegman Group Presidents for its Lighting, Construction and Energy, and Commercial and Industrial businesses, respectively, which businesses together form the Company’s Electrical Segment. Gary N. Amato will continue as Executive Vice President, Electrical Segment. In these roles, the Group Presidents will have full responsibility for the operational and financial performance of the businesses included in each group. Mr. Amato will provide oversight to the three Group Presidents to ensure a smooth and orderly transition, as well as facilitate strategic projects across the Electrical Segment.

At the 2015 Annual Meeting of Shareholders held on May 5, 2015 (the “Annual Meeting”), the shareholders of the Company approved the amendment and restatement of the Company’s 2005 Incentive Award Plan (the “Restated Plan”) that (i) preserves the Company’s ability to deduct compensation associated with future performance-based awards made under the Restated Plan under Section 162(m) of the Internal Revenue Code, (ii) increases the number of shares of Class B Common Stock available under the Restated Plan by 2,800,000 shares, of which no more than 1,400,000 will be available for grant in the form of full value awards, (iii) adds the ability to grant deferred stock and deferred stock unit awards, (iv) adds minimum vesting requirements for all awards granted under the Restated Plan, (v) limits the grants to any one individual in any year to 500,000 options, 500,000 stock appreciation rights, and 250,000 shares of restricted stock, restricted stock units, stock payments and performance-based awards, (vi) adds certain performance criteria to the list of performance criteria that can be used to establish performance goals, (vii) prohibits the payment of cash in exchange for cancelling “underwater” options and stock appreciation rights; (viii) adds clawback and forfeiture provisions, and (ix) extends the term of the Restated Plan until 2025. The Board of Directors approved the Restated Plan on February 12, 2015, subject to shareholder approval at the Annual Meeting. A more extensive discussion of the Restated Plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 18, 2015 in connection with the Annual Meeting (the “Proxy Statement”). The foregoing description of the Restated Plan contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on May 5, 2015. The following are the voting results on the three proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 18, 2015.

PROPOSAL 1 — Election of directors to serve until the annual meeting of shareholders of the Company in 2016 and until their respective successors have been duly elected and qualified:

	AFFIRMATIVE		WITHHELD		BROKER
NOMINEES	VOTES		VOTES		NON-VOTES
Carlos M. Cardoso		162,492,930		513,813	16,795,588
Anthony J. Guzzi		162,364,943		641,800	16,795,588
Neal J. Keating		162,541,566		465,177	16,795,588
John F. Malloy		162,757,224		249,519	16,795,588
David. G. Nord		161,920,268		1,086,475	16,795,588
Carlos A. Rodriguez		162,531,918		474,825	16,795,588
John G. Russell		162,054,769		951,974	16,795,588
Steven R. Shawley		162,805,802		200,941	16,795,588
Richard J. Swift		158,330,223		4,676,520	16,795,588

PROPOSAL 2 — The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2015:

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES
179,426,769	347,411	28,151

PROPOSAL 3 — Approval of the Company’s Second Amended and Restated 2005 Incentive Award Plan.

AFFIRMATIVE	NEGATIVE	ABSTAINED	BROKER
VOTES	VOTES	VOTES	NON-VOTES
145,925,484	16,308,572	772,687	16,795,588

Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors, and Proposals 2 and 3 were approved.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index
Exhibit No. Document Description

10.1 Hubbell Incorporated 2005 Incentive Award Plan, as amended and restated May 5, 2015

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated

May 11, 2015	By:	/s/ Megan C. Preneta

Name: Megan C. Preneta
Title: Corporate Secretary and Assistant General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Hubbell Incorporated 2005 Incentive Award Plan, as amended and restated effective May 5, 2015